Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

JUDGE:	Honorable Brenda T. Rhoades

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	January 31	2020
MONTH	YEAR

IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE UNDER PENALTY  OF  PERJURY  THAT  I  HAVE  EXAMINED  THE  FOLLOWING MONTHLY  OPERATING  REPORT (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND, TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT,  AND  COMPLETE. DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY) IS  BASED  ON ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Jennifer J. Kosharek	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Jennifer J. Kosharek	2/13/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jennifer J. Kosharek	Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jennifer J. Kosharek	2/13/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

COMPARATIVE BALANCE SHEET
		SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	DECEMBER 31	JANUARY 31
ASSETS
1.	UNRESTRICTED CASH	$9,769,668	$9,565,361	$8,286,353	$7,292,985
2.	RESTRICTED CASH	$-	$-	$-	$-
3.	TOTAL CASH	$9,769,668	$9,565,361	$8,286,353	$7,292,985
4.	ACCOUNTS RECEIVABLE (NET)	$5,616,444	$4,270,444	$3,025,206	$1,811,492
5.	INVENTORY	$13,714,792	$13,503,589	$13,049,987	$12,997,714
6.	NOTES RECEIVABLE	$-	$-	$-	$-
7.	PREPAID EXPENSES	$2,075,993	$1,971,200	$1,696,383	$1,457,476
8.	OTHER (ATTACH LIST)	$-	$-	$-	$-
9.	TOTAL CURRENT ASSETS	$31,176,897	$29,310,594	$26,057,929	$23,559,667
10.	PROPERTY, PLANT & EQUIPMENT	$5,149,385	$11,909,274	$11,909,274	$11,909,274
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$(6,815,209)	$(6,909,877)	$(7,003,191)
12.	NET PROPERTY, PLANT & EQUIPMENT	$5,149,385	$5,094,064	$4,999,397	$4,906,083
13.	DUE FROM INSIDERS	$-	$-	$-	$-
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$-	$-	$-	$-
15.	OTHER (ATTACH LIST)	$1,457,176	$1,438,411	$1,400,555	$1,362,368
16.	TOTAL ASSETS	$37,783,458	$35,843,070	$32,457,881	$29,828,118
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$68,036	$225,061	$46,536
18.	TAXES PAYABLE		$(14,628)	$(20,633)	$(24,500)
19.	NOTES PAYABLE		$-	$-	$-
20.	PROFESSIONAL FEES		$369,096	$984,480	$971,804
21.	SECURED DEBT		$-	$-	$-
22.	OTHER (ATTACH LIST)		$559,952	$836,758	$322,953
23.	TOTAL POSTPETITION LIABILITIES		$982,457	$2,025,665	$1,316,793
PREPETITION LIABILITIES
24.	SECURED DEBT	$10,118,505	$10,168,789	$10,269,356	$10,369,923
25.	PRIORITY DEBT	$1,751,288	$900,091	$600,548	$450,761
26.	UNSECURED DEBT	$9,286,640	$9,345,809	$8,898,627	$8,662,818
27.	OTHER (ATTACH LIST)	$-	$-	$-	$-
28.	TOTAL PREPETITION LIABILITIES	$21,156,433	$20,414,689	$19,768,531	$19,483,501
29.	TOTAL LIABILITIES	$21,156,433	$21,397,146	$21,794,196	$20,800,294
EQUITY
30.	PREPETITION OWNERS' EQUITY	$96,444,483	$16,627,024	$14,445,924	$10,663,685
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)	$(79,817,458)	$(2,181,101)	$(3,782,239)	$(1,635,861)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)	$-	$-	$-	$-
33.	TOTAL EQUITY	$16,627,024	$14,445,924	$10,663,685	$9,027,824
34.	TOTAL LIABILITIES & OWNERS' EQUITY	$37,783,458	$35,843,070	$32,457,881	$29,828,118

GL Account Name	GL Acct #	Description	Notes	Dec. 31, 2019	Jan. 31, 2020
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$1,418,198	$1,418,198
ROU Operating Leases - Noncurrent	16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$415,559	$415,559
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$(349,155)	$(379,546)
Operating Leases Noncurrent Amortizati	16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$(84,047)	$(91,842)
				$1,400,555	$1,362,368
			Per Page 1	$1,400,555	$1,362,368
			Difference	$-	$-

		(CR) / DR Balance		(CR) / DR POST - Petition Portion Only	(CR) / DR Pre-Petition Still Existing at
GL Account Name	Notes	Jan. 31, 2020	GL Acct #	Jan. 31, 2020	Jan. 31, 2020
Manual AP Accrual	Post petition amount per GL reconciliation. Services incurred not yet invoiced.	(1,524,542)	20106	(1,231,425)	(293,117)
Received, Not Invoiced		-	20110	-	-
Accrued Warranty	No update to accrual post petition. No new trials/perms.	(282,084)	20250	-	(282,084)
Other Accrued Expenses	Blaine property taxes & other accruals, if applicable	(6,969)	20251	(6,969)	-
Deferred Lease Payments	GAAP Straight Line Rent Expense Calculation. Difference in actual rent pymt and straight line amortization (also see ROU accts)	(17,216)	20602	(935)	(16,281)
Operating Lease Liability- Noncurrent	ASC 842 Right of Use Operating Leases Liability. Note this liability was booked when 842 implemented (along with the asset) and is decreased every month (along with the asset which gets amortized) as we progress through the leases	(1,714,016)	20610	-	(1,714,016)
TOTAL OTHER LIABILITIES		(3,544,827)

Accrued Salaries & Wages	Accrual all post petition	0	20210	-	-
Accrued PTO	Employee balances re-set to 80 hours max on 12/31/19. Assuming most accrued pre-petition.	(204,778)	20211	-	(204,778)
Accrued Commissions	Guarantees and earned amounts (plus auto allow) post-petition not yet paid at 12/31	(41,000)	20215	(41,000)	-
Accrued Medical	All paid / remitted	-	20225	-	-
Accrued H.S.A & Flex Benefits	Pay day 1/3/20 not remitted by 12/31/19. All post-petition.	(1,273)	20230	(1,273)	-
Accrued FSA	Unable to separate pre/post. Assuming most accrued pre-petition.	(14,446)	20231	-	(14,446)
Accrued Vision	All paid / remitted	-	20232	-	-
Accrued 401K	Pay day 1/31/20 not remitted by 1/31/20. All post-petition.	(16,994)	20235	-	(16,994)
Accrued Other Payroll	Post-petition amount per GL reconciliation for expense reports not yet paid. Pre-petition amount per GL reconciliation for claims over cap.	(259,166)	20240	(13,155)	(246,011)
Accrued Payroll Taxes	Accrual all post petition	-	20245	-	-
Accrued Sales Tax	The debit balance is primarily caused by a $30K refund due from the state of Ohio for corrections made in Sept. between customer billings and our remittance to the state. We have requested a refund check but it will take ~ 6 months due to backlog. This account is fully related to pre-petition as we have no post-petition trials/perms generating sales tax (revisions are immaterial).	31,469	20255	-	31,469

Accrued Use Tax		0	20260	-	-
Accrued State Taxes		(15,095)	20405
TOTAL PRIORITY LIABILITIES		(521,284)			(450,761)

TOTAL TRADE A/P		(6,364,260)

TOTAL THIS TAB		(10,430,372)
TOTAL PER PAGE 1 TAB (Liabilities w/o Secured Debt)		(10,430,372)

				(1,294,757)
	Professional Fees Separately Disclosed			(971,804)
	Total Post Petition Liabilities (Other)			(322,953)

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

INCOME STATEMENT		NOVEMBER 13-30	DECEMBER 1-31	JANUARY 1-31	MONTH
REVENUES
1.	GROSS REVENUES	$191,673	$314,168	$67,344
2.	LESS: RETURNS & DISCOUNTS	$188,618	$332,378	$279,983
3.	NET REVENUE	$3,055	$(18,210)	$(212,639)	$-
COST OF GOODS SOLD
4.	MATERIAL	$211,203	$182,556	$113,945
5.	DIRECT LABOR	$-	$-	$-	$-
6.	DIRECT OVERHEAD	$-	$-	$-	$-
7.	TOTAL COST OF GOODS SOLD	$211,203	$182,556	$113,945	$-
8.	GROSS PROFIT (LOSS)	$(208,148)	$(200,766)	$(326,584)	$-
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$89,159	$114,563	$193,941
10.	SELLING & MARKETING	$293,728	$1,351,157	$156,097
11.	GENERAL & ADMINISTRATIVE	$1,051,830	$1,050,582	$343,903
12.	RENT & LEASE	$43,580	$70,855	$69,651
13.	OTHER (ATTACH LIST)	$-	$-	$-	$-
14.	TOTAL OPERATING EXPENSES	$1,478,297	$2,587,157	$763,592	$-
15.	INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$(1,686,444)	$(2,787,923)	$(1,090,177)	$-
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$(2,258)	$(99)	$(7)
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$-	$-	$-	$-
18.	INTEREST EXPENSE	$72,498	$284,363	$132,888
19.	DEPRECIATION / DEPLETION	$55,320	$94,668	$93,314
20.	AMORTIZATION	$-	$-	$-	$-
21.	OTHER (ATTACH LIST)	$-	$-	$-	$-
22.	NET OTHER (INCOME) & EXPENSES	$125,560	$378,932	$226,195	$-
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$369,096	$615,384	$278,272
24.	U.S. TRUSTEE FEES	$-	$-	$41,217
25.	OTHER (ATTACH LIST)	$-	$-	$-	$-
26.	TOTAL REORGANIZATION EXPENSES	$369,096	$615,384	$319,489	$-
27.	INCOME TAX	$-	$-	$-
28.	NET PROFIT (LOSS)	$(2,181,101)	$(3,782,239)	$(1,635,861)	$-

GL Account Name	GL Acct #	GL Entries Jan. 1-31, 2020	Description
Other Income/Expense	80120	$(7)	SVB bank account revenue share

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

CASH RECEIPTS AND DISBURSEMENTS		NOVEMBER 13-30	DECEMBER 1-31	JANUARY 1-31	QUARTER
1.	CASH - BEGINNING OF MONTH	$9,769,668	$9,565,361	$8,286,353
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$-			$-
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$1,351,696			$1,351,696
4.	POSTPETITION	$-	$1,235,009	$1,140,688	$2,375,697
5.	TOTAL OPERATING RECEIPTS	$1,351,696	$1,235,009	$1,140,688	$3,727,393
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$-			$-
7.	SALE OF ASSETS	$-			$-
8.	OTHER (ATTACH LIST)	$22,334	$29,346	$61,644	$113,324
9.	TOTAL NON-OPERATING RECEIPTS	$22,334	$29,346	$61,644	$113,324
10.	TOTAL RECEIPTS	$1,374,030	$1,264,354	$1,202,333	$3,840,717
11.	TOTAL CASH AVAILABLE	$11,143,698	$10,829,715	$9,488,686
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$1,086,763	$1,676,732	$843,551	$3,607,046
13.	PAYROLL TAXES PAID	$40,237	$90,933	$77,096	$208,266
14.	SALES, USE & OTHER TAXES PAID	$18,537	$51,457	$24,231	$94,225
15.	SECURED / RENTAL / LEASES	$-	$318,821	$215,652	$534,473
16.	UTILITIES	$-			$-
17.	INSURANCE	$207,471	$176,341	$106,402	$490,214
18.	INVENTORY PURCHASES	$-			$-
19.	VEHICLE EXPENSES	$-			$-
20.	TRAVEL	$-			$-
21.	ENTERTAINMENT	$-			$-
22.	REPAIRS & MAINTENANCE	$-			$-
23.	SUPPLIES	$-			$-
24.	ADVERTISING	$-			$-
25.	OTHER (ATTACH LIST)	$225,330	$229,076	$596,605	$1,051,010
26.	TOTAL OPERATING DISBURSEMENTS	$1,578,337	$2,543,362	$1,863,536	$5,985,235
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$-	$-	$290,948	$290,948
28.	U.S. TRUSTEE FEES	$-	$-	$41,217	$41,217
29.	OTHER (ATTACH LIST)	$-			$-
30.	TOTAL REORGANIZATION EXPENSES	$-	$-	$332,165	$332,165
31.	TOTAL DISBURSEMENTS	$1,578,337	$2,543,362	$2,195,701	$6,317,400
32.	NET CASH FLOW	$(204,307)	$(1,279,007)	$(993,368)	$(2,476,682)
33.	CASH - END OF MONTH	$9,565,361	$8,286,353	$7,292,985

NON-OPERATING RECEIPTS
10,846	Non-Op Receipts - Interest on Asset Management Account Total
9,702	Non-Op Receipts Other - SVB Revenue Share
Non-Op Receipts Other - Payroll-related: Return of Rejected Child Support Payment Total
6,800	Non-Op Receipts Other - Vendor Deposit Refund
34,297	Non-Op Receipts Other - Payroll-related: Monthly Wageworks reimbursement (HSA, FSA, HRA, COBRA) Total

61,644	8. OTHER

OPERATING DISBURSEMENTS
247	Op Disbursement - Other - Management Fee on Investment/Wageworks Acct Total
84,421	Op Disbursement - Other - Payroll-related: H.S.A./Acensus 401K/ F.S.A
4,578	Op Disbursement - Other - Bank Fee
20,000	Op Disbursement - Other -BOD payments
487,360	Op Disbursement - Other Vendors Total

596,605	25. OTHER

41,217	Op Disbursement - Other - US Trustee
290,948	Op Disbursement - Other - Legal fees
332,165	Total Reorganization Expenses

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

ACCOUNTS RECEIVABLE AGING			SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	DECEMBER 31	JANUARY 31
1.	0-30		$5,148,863	$3,431,923	$1,620,337	$80,132
2.	31-60		$251,608	$511,331	$882,820	$810,452
3.	61-90		$76,541	$158,661	$328,917	$529,291
4.	91+		$717,900	$746,997	$766,957	$965,442
5.	TOTAL ACCOUNTS RECEIVABLE		$6,194,913	$4,848,912	$3,599,032	$2,385,317
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$(578,468)	$(578,468)	$(573,826)	$(573,826)
7.	ACCOUNTS RECEIVABLE (NET)		$5,616,444	$4,270,444	$3,025,206	$1,811,492

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	January 31 2020

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$-	$-	$-	$-	$-
2.	STATE	$(24,500)	$-	$-	$-	$(24,500)
3.	LOCAL	$-	$-	$-	$-	$-
4.	OTHER (ATTACH LIST)	$-	$-	$-	$-	$-
5.	TOTAL TAXES PAYABLE	$(24,500)	$-	$-	$-	$(24,500)

6.	ACCOUNTS PAYABLE	$44,901	$1,635	$0	$0	$46,536

STATUS OF POSTPETITION TAXES				MONTH:	January 31 2020

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	Payroll	$-	$133,082	$133,082	$-
2.	FICA-EMPLOYEE	Payroll	$-	$65,891	$65,891	$-
3.	FICA-EMPLOYER	Payroll	$-	$65,891	$65,891	$-
4.	UNEMPLOYMENT	Payroll	$-	$-	$-	$-
5.	INCOME		$-	$-	$-	$-
6.	OTHER (ATTACH LIST)		$-	$-	$-	$-
7.	TOTAL FEDERAL TAXES		$-	$264,865	$264,865	$-
STATE AND LOCAL
8.	WITHHOLDING	Payroll	$-	$35,465	$35,465	$-
9.	SALES		$(20,633)	$-	$10,836	$(31,469)
10.	EXCISE		$-	$-	$-	$-
11.	UNEMPLOYMENT	Payroll	$-	$-	$-	$-
12.	REAL PROPERTY		$-	$6,969	$-	$6,969
13.	PERSONAL PROPERTY		$-	$-	$-	$-
14.	OTHER (ATTACH LIST)		$-	$-	$-	$-
15.	TOTAL STATE & LOCAL		$(20,633)	$42,434	$46,302	$(24,500)
16.	TOTAL TAXES		$(20,633)	$307,299	$311,166	$(24,500)

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

				MONTH:	January 31 2020
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4
A. BANK:		Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank
B. ACCOUNT NUMBER:		0826	2403	0906	8007	TOTAL
C. PURPOSE (TYPE):		Analysis Checking	Sweep Investment	Analysis Checking Lockbox	Utilities
1.	BALANCE PER BANK STATEMENT	$60,321	$4,864,444	$-	$41,533	$4,966,299
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$-	$39,575	$-	$-	$39,575
3.	SUBTRACT: OUTSTANDING CHECKS	$294,367	$-	$-	$-	$294,367
4.	OTHER RECONCILING ITEMS	$-	$-	$-	$-	$-
5.	MONTH END BALANCE PER BOOKS	$(234,046)	$4,904,019	$-	$41,533	$4,711,506
6.	NUMBER OF LAST CHECK WRITTEN	7427	N/A	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF		TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE		INSTRUMENT	PRICE	VALUE
7.	Silicon Valley Bank Asset Mgmnt x1350	N/A		N/A	N/A	$2,581,479
8.
9.
10.
11.	TOTAL INVESTMENTS					$2,581,479

CASH

12.	CURRENCY ON HAND					$-

13.	TOTAL CASH - END OF MONTH					$7,292,985

Monthly Operating Report

ACCRUAL BASIS-6

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

				MONTH:	January 1-31	2020

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Fred Parks	Payroll	$36,799	$81,306
2.	Jennifer Kosharek	Payroll	$27,042	$58,816
3.	Ben Tranchina	Payroll	$26,020	$54,373
4.	Bonnie Schmidt	Payroll	$14,592	$35,364
5.	N/A	N/A	$-	$-
6.	TOTAL PAYMENTS TO INSIDERS		$104,453	$229,859

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Norton Rose Fulbright LLP	N/A	$-	$-	$-	$390,341
2.	Dorsey & Whitney LLP	N/A	$-	$-	$-	$252,473
3.	Alvarez & Marsal LLC	N/A	$-	$-	$-	$258,990
4.	Stout	N/A	N/A	$152,336	$152,336	$-
5.	KCC	N/A	N/A	$138,611	$138,611	$70,000
6.	Lenders (SVB & Oxford)	N/A	$-	$-	$-	$-
7.	Unsecured Creditors Committee	N/A	$-	$-	$-	$-
8.	TOTAL PAYMENTS TO PROFESSIONALS			$290,948	$290,948	$971,804

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Silicon Valley Bank	$59,847	$59,847	$-
2.	Oxford Finance	$59,847	$59,847	$-
3.	Integer / Greatbatch (Plano office lease - rent only)	$44,082	$44,082	$-
4.	EOS Development LLC / 105 EDGEVIEW OWNER LP (Broomfield office lease - rent, utilities, other fees per check)	$40,476	$40,476	$-
5.	N/A	$-	$-	$-
6.	TOTAL	$204,252	$204,252	$-

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

			MONTH:	January 31	2020

QUESTIONNAIRE

				YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?				X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?				X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?				X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?			X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?				X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?				X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?				X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?				X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			X
12.	ARE ANY WAGE PAYMENTS PAST DUE?				X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

4. - The following payments on pre-pretition liabilities have been made this reporting period (from Jan. 1-31): see #11 for other taxes paid; Ch #7361 $29.26 to Cigna Life Ins for NY State Paid Family Leave Coverage Q4 quarterly premium, Ch #7360 $9.60 to Cigna Life Ins for NY State Disibility Coverage Q4 quarterly premium, Ch #7378 &7392 to Greatbatch and Ch #7395 to Minnetronix (total $347,081.64) for Aleva funds

11. - The following pre-pretition taxes have been paid from Jan. 1-31: Q4-2019 and Annual 2019 sales & use tax for certain states.

INSURANCE
				YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?			X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?			X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  "NO,"  OR  IF  ANY  POLICIES  HAVE  BEEN CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION BELOW.   ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY
N/A	N/A	N/A	N/A	N/A	N/A